SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       AIRTECH INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                        Airtech International Group, Inc.
                 15400 Knoll Trail, Suite 106, Dallas, TX 75248
                       Tel: 972.960.9400 Fax: 972.960.9395



October 26, 1999

Dear Airtech Shareholder:

         You are cordially invited to attend the annual meeting of Shareholders (the "Annual Meeting") of Airtech International Group, a Wyoming Corporation (the "Company"), which will be held on Friday November 26, 1999, at 8:00 a.m., local time, at the Sumner Suites Hotel, 5229 Spring Valley Road, Dallas, Texas 75240. Tel: 972-716-2001.

         At this Meeting, you will be asked to consider and vote upon and approve the Company's Proposal (the "Proposal") to elect a new Board of Directors.

         The Proposal is more completely described in the accompanying Proxy Statement.

         The affirmative vote of the holders of a majority of the quorum present in person or by proxy and the majority of the quorum shall vote for the proposal. Abstentions and broker non-votes will have no effect on the approval of this Proposal.

         The Board of Directors requests that you carefully review these materials before completing the enclosed Proxy Card. SIGNED BUT UNMARKED PROXY CARDS RETURNED BY SHAREHOLDER WILL BE DEEMED TO BE A VOTE FOR THE APPROVAL OF THE PROPOSED NEW BOARD OF DIRECTORS.

         If you require assistance in completing your Proxy Card or if you have any questions about the voting procedure or the accompanying Proxy Statement, please feel free to contact the Company; 15400 Knoll Trail, Suite 106, Dallas, Texas 75248, telephone (972) 960-9400, facsimile (972) 960-9395 or
www.airtechgroup.com.

                                    Very truly yours,

                                    /s/ C.J. Comu
                                    ---------------------
                                    C.J. Comu
                                    Chairman of the Board

                        Airtech International Group, Inc.
                15400 Knoll Trail, Suite 106, Dallas, Texas 75248
                       Tel: 972.960.9400 Fax: 972.960.9395


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, NOVEMBER 26, 1999

To the Shareholders of Airtech International Group, Inc.

     Notice is hereby given that an Annual Meeting of Shareholders (the "Annual Meeting") of Airtech International Group, Inc., a Wyoming Corporation (the "Company"), will be held at the Sumner Suites Hotel, 5229 Spring Valley Road, Dallas, Texas 75240 on Friday, November 26, 1999 at 8:00 a.m. local time, for the purpose of considering and voting upon the following:

     1.   Proposal to elect a new Board of Directors.

     2. Such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on October 15, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The affirmative vote of the holders of a majority of the quorum present in person or by proxy and the majority of the quorum of the Company's Common Stock entitled to vote at the "Annual Meeting" is necessary to approve the new Board of Directors.

     YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT.

          Whether or not you expect to attend the Annual Meeting in person, your are urged to mark, sign and date the enclosed form of proxy and return the same promptly so that your shares of stock may be represented and voted at the meeting. The proxy may be revoked at any time prior to the vote at the Annual Meeting by following the procedures set forth in the Proxy Statement.

          PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN VIA FAX
     972.960.9395 OR MAIL. YOUR PROMPT RESPONSE IS APPRECIATED.

                                    By Order of the Board of Directors

                                    /s/ C.J. Comu
                                    -----------------------
                                    C.J. Comu
                                    Chairman of the Board
         Dallas, Texas
         October 26, 1999

                                 PROXY STATEMENT

                                       For

                        AIRTECH INTERNATIONAL GROUP, INC.
                15400 Knoll Trail, Suite 106, Dallas, Texas 75248

                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 26, 1999

This Proxy Statement and accompanying appendices and other materials are being furnished in connection with the solicitation of proxies by the Board of Directors of Airtech International Group, Inc., a Wyoming Corporation (the "Company"), to be used at an Annual Meeting of its shareholders to approve and to select a new Board of Directors of the Company.


The proxies solicited hereby for the Annual Meeting may be revoked, subject to the procedures described herein, at any time up to and including the date of the Annual Meeting.


The Proxy Statement and the accompanying appendices and Proxy Card are first being mailed to the Shareholders of Airtech International Group, Inc. on October 26, 1999









              This date is this Proxy Statement is October 26, 1999

                                TABLE OF CONTENTS



SOLICITATION AND REVOCATION OF PROXIES.................................. 1

VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS................................ 1

QUORUM AND VOTING....................................................... 2

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS & MNGT..................... 2


PROPOSAL NO. 1 ITEM ON PROXY:

APPROVAL OF A NEW BOARD OF DIRECTORS.

                     SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Airtech International Group, a Wyoming Corporation (the "Company"), for use at its Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and any adjournment(s) thereof.

     The proxy, which is enclosed with this Proxy Statement and Notice of Meeting, contains a space where each shareholder my indicate whether the shareholder chooses to vote his or her shares for or against or to abstain from voting on each of the proposals set forth therein, and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. If the proxy is returned to the Company and the shareholder specifies how the proxy is to be voted, it will be voted in accordance with such instruction. If the proxy is returned to the Company and no indication is given as to how the proxy is to be voted, the proxy will be voted by the persons names in the proxy at the Annual Meeting: FOR the approval of the new Board of Directors. If any other matters properly come before the Annual Meeting the proxies will vote upon such matters according to their judgment.

     The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the person giving the proxy has the power to revoke it at any time before it has been exercised either by furnishing the Secretary of the Company at the Company's offices at 15400 Knoll Trail, Suite 106, Dallas, Texas 75248 written notice of revocation, by properly executing and submitting a subsequently dated proxy or by attending the meeting and voting in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     The enclosed proxy is solicited by and on behalf of the Board of Directors in order to facilitate greater access to capital resources for the Company. The expense of solicitation of the proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company

     In addition to the use of the mails, the Company may request persons holding stock in their name or custody, or in the name of the nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such person for their expense in so doing.

The extent necessary in order to assure sufficient representation at the Annual Meeting, officers and regular employees of the Company and others regularly retained by the Company, at no additional compensation, will request the return of the proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and shareholders are urged to send their proxies without delay. In addition, the Company may make arrangements with brokers, nominees, fiduciaries and other custodians to reimburse them for their charges and expenses in forwarding proxy materials to the beneficial owners of the Company's stock. Management has no knowledge or information that any other person will specially engage any persons to solicit proxies.

                    VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS
General

     The close of business on October 15, 1999 has been fixed as the record date (the "Record Date") for the determination of shareholders of the Company entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. On that date there were outstanding and entitled to be voted at the Annual Meeting 15,893,719 shares of the Company's common stock, $.05 par value (the "Common Stock"), constituting the only class of stock entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the shareholders.

                                QUORUM AND VOTING

     In accordance with the Wyoming Business Corporations Act ("WBCA") and the Bylaws of the Company, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote in necessary to constitute a quorum to transact business at the meeting. Abstentions (and broker non-votes) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a majority of the outstanding shares of Common Stock, represented in person or by proxy, at the Special Meeting is necessary for the approval of the Proposed Amendments approve or ratify each of the other proposals to be presented at the Special Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than the announcement at the meeting, until a quorum is present or represented. At any such adjournment meeting at which a quorum is present or represented, any business many be transacted at the meeting as originally notified.


Security Ownership of Management

     The following table shows as of the Record Date the number of shares beneficially owned by each director and each executive officer of the Company.


           Name                   Common Stock            Percentage
         --------                 ------------            ----------

         C.J. Comu                 1,428,444                  8.99%
         John Potter               1,325,985                  8.34%
         Douglas Keane               256,703                  1.62%
         R. John Harris              237,000                  1.49%
         Andrew Welch                231,826                  1.46%

                                   PROPOSAL 1
                                 ITEM 1 ON PROXY

                            APPROVAL OF THE COMPANY'S
                               BOARD OF DIRECTORS
                        AIRTECH INTERNATIONAL GROUP, INC.


     The Company proposes to elect the following Directors. Attached to this Proxy Statement as Appendix A and is incorporated herein by reference The Board of Directors believes that the new Board will better reflect the nature of the Company's business and, enhance the projected image for the Company.

     o    C.J. Comu
     o    John Potter
     o    R. John Harris
     o    Robert Galvan
     o    Andrew Welch, MD


     Shareholder approval of this proposal is required under the WBCA. Approval of the Company's Articles of Incorporation (the "Proposal "). Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval. If the Shareholders do not approve this proposal, then the Articles of Incorporation will accept the nominee's.

                        AIRTECH INTERNATIONAL GROUP, INC.
                15400 Knoll Trail, Suite 106, Dallas, Texas 75248


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints C.J. Comu and John Potter and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Airtech International Group, Inc., (the "Company") held of record by the undersigned at the close of business on October 15, 1999 at the Annual Meeting of Stockholders to be held on November 26, 1999, or any adjournment(s) thereof.


     1. PROPOSAL TO APPROVE AND TO ELECT THE NEW BOARD OF DIRECTORS.


          o    C.J. Comu
          o    John Potter
          o    R. John Harris
          o    Robert Galvan
          o    Andrew Welch, MD




             [_] FOR          [_] AGAINST         [_] ABSTAIN







                    (Please complete and sign on other side)


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PROXY
                                      P-1

                    (Please complete and sign on other side)


Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY VIA FAX OR MAIL.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL AND ADOPTION OF THE PROPOSED AMENDMENTS UNDER PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.



                            DATED:______________________________________, 1999


                            __________________________________________________
                                                Print Name


                            __________________________________________________
                                                  Address


                            __________________________________________________
                                             Telephone Number


                            __________________________________________________
                                                 Signature


                            __________________________________________________
                                         Signature If Held Jointly





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PROXY
                                      P-1